Exhibit 10.2

[**] Certain information has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 6, 2024, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders party hereto from time to time including OXFORD FINANCE CREDIT FUND II, LP, by its manager Oxford Finance Advisors, LLC (“Credit Fund II”), OXFORD FINANCE CREDIT FUND III, LP, by its manager Oxford Finance Advisors, LLC (“Credit Fund III”), OXFORD FINANCE FUNDING IX, LLC (“Funding IX”), OXFORD FINANCE FUNDING XIII, LLC (“Funding XIII”), and OXFORD FINANCE FUNDING 2023-1, LLC (“Funding 2023-1”; together with Credit Fund II, Credit Fund III, Funding IX, and Funding XIII, each a “Lender” and collectively, the “Lenders”), LEXICON PHARMACEUTICALS, INC. (“Parent”) and LEXICON PHARMACEUTICALS (NEW JERSEY), INC. (“Lex-NJ”), each a Delaware corporation with offices located at 2445 Technology Forest Blvd., 11th Floor, The Woodlands, TX 77381 (Parent and Lex-NJ, individually and collectively, jointly and severally, “Borrower”).

RECITALS

WHEREAS, Collateral Agent, Borrower and the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender have entered into that certain Loan and Security Agreement, dated as of March 17, 2022 (as amended, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2. Section 13.1 of the Loan Agreement hereby is amended to insert the following defined term in appropriate alphabetical order:

“Fifth Amendment Effective Date” means March 6, 2024.

“Fifth Amendment Milestone” means Borrower has received net proceeds of not less than [**] from the sale and issuance of its equity securities.

3. Section 6.10(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Minimum T6M Net Product Revenue. As of the last day of each fiscal quarter beginning with the fiscal quarter ending June 30, 2024, Borrower shall achieve actual trailing six (6) month Inpefa net product revenue (excluding any collaboration or royalty revenue) (“Inpefa NPR”), of at least the amount set forth in the projections attached hereto as Annex X to Exhibit C for such quarter; provided that, if Borrower achieves the Fifth Amendment Milestone on or before [**], the projections on Annex X shall be automatically revised to reflect [**] for the June 30, 2024 testing date and [**] for the September 30, 2024 testing date; and, provided further, that once Borrower achieves trailing twelve (12) month Inpefa NPR of [**] or greater as of the last day of a fiscal quarter ending after the Fourth Amendment Effective Date, Borrower shall, as of the last day of each fiscal quarter thereafter, and in lieu of the requirements otherwise set forth in this Section 6.10(a), achieve trailing twelve (12) month Inpefa NPR of at least [**].”

4. Annex X to Exhibit C to the Loan Agreement hereby is replaced in its entirety with Annex X attached hereto.

5. Limitation of Amendment.

(a) The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

(b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

6. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.

The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made and filings required to perfect the security interest of the Collateral Agent in the Collateral; and

f.

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.

8. As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) resolutions, duly adopted by Borrower’s board of directors authorizing the entry in to and performance of this Amendment;

(c) an amendment fee equal to [**], which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement;

(d) all reasonable Lenders’ Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement; and

(e) such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate.

9. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

10. Section 11 of the Loan Agreement (Choice of Law, Venue and Jury Trial Waiver) is incorporated herein by this reference as though set forth in full.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Loan Agreement to be executed as of the date first set forth above.

BORROWER: LEXICON PHARMACEUTICALS, INC.

By:	/s/ Jeffrey L. Wade
Name: Jeffrey L. Wade
Title: President and Chief Financial Officer

LEXICON PHARMACEUTICALS (NEW JERSEY), INC.

By:	/s/ Jeffrey L. Wade
Name: Jeffrey L. Wade
Title: President and Chief Financial Officer

[Signatures continued, next page]

[Signature Page to Fifth Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Loan Agreement to be executed as of the date first set forth above.

COLLATERAL AGENT

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

LENDERS:

OXFORD FINANCE FUNDING I, LLC
OXFORD FINANCE FUNDING IX, LLC
OXFORD FINANCE FUNDING XIII, LLC
OXFORD FINANCE FUNDING TRUST 2023-1 LLC
By: Oxford Finance LLC
Its: Servicer

By:	/s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE CREDIT FUND II LP
By: Oxford Finance, Advisors, LLC
Its: Manager

By:	/s/ Colette H. Featherly_
Name: Colette H. Featherly
Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III LP
By: Oxford Finance, Advisors, LLC
Its: Manager

By:	/s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]

ANNEX X

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